CMG STRATEGIC EQUITY FUND
                                  (the "Fund")
               Supplement to the Prospectus dated December 1, 2005

1. The first paragraph under the heading "INFORMATION ABOUT THE FUND; Principal Investment Strategies" is revised and replaced in its entirety with the following disclosure:


     The Fund's investment objective is to provide long-term growth of capital by investing at least 80% of its total assets in common stocks. Investments typically will be in companies that the portfolio manager believes are undervalued by investors. Under normal market conditions, the Fund may invest in companies of any size, ranging from small-cap companies to large-cap companies. The Fund's investment advisor expects to use active trading strategies to take advantage of perceived market opportunities across all areas of the market. Most of the Fund's assets will be invested in U.S. common stocks; however, the Fund may invest up to 33% of its total assets in equity securities, including American Depositary Receipts and Global Depositary Receipts, of foreign issuers when consistent with the Fund's investment objective. The Fund may also invest in real estate investment trusts and securities convertible into or exercisable for stock (including preferred stocks, warrants and debentures). The Fund may also invest in options and financial futures contracts ("derivatives").














SUP-47/93660-1205                                               January 1, 2006

                           CMG STRATEGIC EQUITY FUND
                                (the "Fund")
  Supplement to the Statement of Additional Information dated December 1, 2005

1. The first paragraph in the "Foreign Equity Securities" section under the heading "DESCRIPTION OF THE FUND; INVESTMENT OBJECTIVE, POLICIES AND RISKS" is revised and replaced in its entirety with the following disclosure:

     The Fund may invest up to 33% of its total assets in equity securities of foreign issuers. Foreign equity securities include common stock and preferred stock, including securities convertible into equity securities, issued by foreign companies, American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). In determining whether a company is foreign, the Advisor will consider various factors including where the company is headquartered, where the company's principal operations are located, where the company's revenues are derived, where the principal trading market is located and the country in which the company was legally organized. The weight given to each of these factors will vary depending upon the circumstances.
















SUP-39/93661-1205                                               January 1, 2006